UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 30, 2010

China Intelligent Lighting and Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53018	26-1357819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 29 & 31, Huanzhen Road, Shuikou Town, Huizhou, Guangdong, People’s Republic of China 516005

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3138511

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 30, 2010, the board of directors (the “Board”) of China Intelligent Lighting and Electronics, Inc. (the "Company") appointed Michael Askew, Zhang Guofu and Zhang Hongfeng to serve as independent directors of the Company. The Board determined that each of the new directors is independent in accordance with the applicable rules of the NYSE Amex LLC.  Board Committee appointment information for the new directors is contained in Item 8.01, below, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Acting by unanimous written consent in lieu of a special meeting executed on March 30, 2010, the holders of 14,195,496 shares of the Company’s common stock, which represents approximately 71.7% of the outstanding shares common stock, approved and adopted a 1-for-2 reverse stock split of all issued and outstanding shares of the Company’s common stock, subject to the Board’s discretion of effecting the reverse stock split and subject to compliance with state and federal laws (the “Reverse Stock Split”).  To effect the Reverse Stock Split, if so desired in the discretion of the Board, the Company will file an amendment to the Company’s Certificate of Incorporation with the Secretary of the State of Delaware, which will not be done sooner than 20 days after the date the Company mails an information statement on Schedule 14C to its stockholders. The Reverse Stock Split will occur, if at all, immediately prior to the closing of a public offering currently contemplated by the Company.  The par value and number of authorized shares of our common stock will remain unchanged.  A form of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 99.4.  The Company intends to file an Information Statement with the Securities and Exchange Commission in accordance with Rule 14c-2 of the Securities Exchange Act of 1934 as soon as practicable relating to this action by written consent.

Item 8.01	Other Events.

On March 30, 2010, the Board adopted a Code of Business Conduct and Ethics (the “Code of Ethics ”) that applies to all directors, officers and employees of the Company, approved and established an Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee (“Nominating Committee”), in addition to adopting charter documents for each committee.

The Board also appointed Michael Askew (Chair), Zhang Guofu and Zhang Hongfeng to the Audit Committee, each of whom is an independent director. The Board appointed Zhang Hongfeng and Zhang Guofu (Chair) to the Compensation Committee. The Board also appointed Zhang Hongfeng (Chair) and Zhang Guofu to the Nominating Committee.

The Code of Ethics and each of the charters for the Audit, Compensation, and Nominating Committees are attached hereto as Exhibits 14.1, 99.1, 99.2, and 99.3, respectively.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating Committee
99.4	Form of Certificate of Amendment to the Company’s Certification of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Intelligent Lighting and Electronics, Inc.

Dated: April 1, 2010	By:	/s/ Li Xuemei
	Name:	Li Xuemei
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating Committee
99.4	Form of Certificate of Amendment to the Company’s Certification of Incorporation